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                                                                   Exhibit 10.54

[LOGO] M&T BANK
      Manufacturers and Traders Trust Company

                               CONTINUING GUARANTY
                             (Business Organization)

GUARANTOR:   Commonwealth Scientific Corporation
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            Name

             500 Pendleton Street, Alexandria, Virginia 22314
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            Address of Chief Executive Office

            a |X| corporation |_| general partnership |_| limited partnership |_| limited liability company |_| __________________________________
            organized under the laws of the State of____________________________

BORROWER:    CVC Products, Inc.
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            Name

             525 Lee Road, Rochester, New York 14606
            --------------------------------------------------------------------
            Address

BANK: Manufacturers and Traders Trust Company, One M&T Plaza, Buffalo, New York 14240 Attention: Office of General Counsel

      1. Guaranty.

            (a) Guarantor hereby unconditionally guarantees the full and prompt payment and performance of any and all of Borrower's Obligations (as defined below) to the Bank when due, whether at stated maturity, by acceleration or otherwise. As used in this Guaranty, the term "Obligations" shall mean any and all obligations, indebtedness and other liabilities of Borrower to the Bank now or hereafter existing, of every kind and nature and all accrued and unpaid interest thereon and all Expenses (as defined below) including without limitation, whether such obligations, indebtedness and other liabilities (i) are direct, contingent, liquidated, unliquidated, secured, unsecured, matured or unmatured; (ii) are pursuant to a guaranty or surety in favor of the Bank; (iii) were originally contracted with the Bank or with another party (including obligations under a guaranty or surety originally in favor of such other party);
(iv) are contracted by Borrower alone or jointly with one or more other parties;
(v) are or are not evidenced by a writing; (vi) are renewed, replaced, modified or extended; and (vii) are periodically extinguished and subsequently reincurred or reduced and thereafter increased. Guarantor will pay or perform its obligations under this Guaranty upon demand. This Guaranty is and is intended to be a continuing guaranty of payment (not collection) of the Obligations (irrespective of the aggregate amount thereof and whether or not the Obligations from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, indorsement, or other agreement in connection with the Obligations, or in connection with any other indebtedness or liability to the Bank or collateral held by the Bank therefor or with respect thereto, whether or not furnished by Guarantor. Guarantor understands that the Bank can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

            (b) Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Bank is relying on this Guaranty in making a financial accommodation to Borrower, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Borrower's assets, or other valuable consideration.

      2. Continuing, Absolute, Unconditional. This Guaranty is irrevocable, absolute, continuing, unconditional and general without any limitation. This Guaranty is unlimited in amount unless an amount is inserted in the following blank.

      3. Guarantor's Waivers & Authorizations.

            (a) Guarantor's obligations shall not be released, impaired or affected in any way including by any of the following, all of which Guarantor hereby waives (i) any bankruptcy, reorganization or insolvency under any law of Borrower or that of any other party, or by any action of a trustee in any such proceeding; (ii) any new agreements or obligations of Borrower or any other party with the Bank; (iii) any adjustment, compromise or release of any Obligations of Borrower, by the Bank or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Obligations, (iv) any failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement which may evidence any Obligation; (vi) any composition, extension, stay or other statutory relief granted to Borrower including, without limitation, the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Obligations or a part thereof or any collateral therefor; (vii) any change in form of organization, name, membership or ownership of Borrower or Guarantor; (viii) any refusal or failure of the Bank or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Borrower or the Bank's or any other party's receipt of notice of such refusal or failure; (ix) any setoff, defense or counterclaim of Borrower with respect to the obligations or otherwise arising, either directly or indirectly, in regard to the Obligations; or (x) any other circumstance that might otherwise constitute a legal or equitable defense to Guarantor's obligations under this Guaranty.

            (b) The Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Borrower's default or nonpayment of any Obligation, and of changes in Borrower's financial condition; (ii) presentment, protest, notice of protest and demand for payment; (iii) notice that any Obligations has been incurred or of the reliance by the Bank upon this Guaranty; and (iv) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Bank's reliance on or enforcement of this Guaranty. Guarantor further authorizes the Bank, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof;(ii) to accept and hold collateral from any party for the payment of the any or all of the Obligations, and to exchange, enforce or refrain from enforcing, or release any or all of such collateral; (iii) to accept any indorsement or guaranty of any or all of the Obligations or any negotiable instrument or other writing intended to create an accord and satisfaction with respect to any or all of the Obligations; (iv) to release, replace or modify the obligation of any indorser or guarantor, or any party who has given any collateral for any of all of the Obligations, or any other party in any way obligated to pay any or all of the Obligations, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor or party; (v) to dispose of any and all collateral

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securing the Obligations in any manner as the Bank, in its sole discretion, may deem appropriate, and to direct the order and the enforcement of any and all indorsements and guaranties relating to the Obligations in the Bank's sole discretion; and (vi) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of the Obligations including, without limitation, if this Guaranty is limited in amount, to make any such application to Obligations, if any, in excess of the amount of this Guaranty.

            (c) Notwithstanding any other provision in this Guaranty, Guarantor irrevocably waives, without notice, any right he or she may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of the Bank) to seek contribution, indemnification or any other form of reimbursement from Borrower or any other obligor or guarantor of the Obligations for any disbursement made under this Guaranty or otherwise.

      4. Termination. This Guaranty shall remain in full force and effect as to each Guarantor until actual receipt by the Bank officer responsible for Borrower's relationship with the Bank of written notice of Guarantor's intent to terminate (or Guarantor's death or incapacity) plus the lapse of a reasonable time for the Bank to act on such notice (the "Receipt of Notice"); provided, however, this Guaranty shall remain in full force and effect thereafter until all Obligations outstanding, or contracted or committed for (whether or not outstanding), before such Receipt of Notice by the Bank, and any extensions, renewals or replacements thereof (whether made before or after such Receipt of Notice), together with interest accruing thereon after such Receipt of Notice, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other guarantor. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty, unless a Receipt of Notice as above provided has been received by the Bank. Guarantor agrees that, to the extent that Borrower makes a payment or payments to the Bank on the Obligations, or the Bank receives any proceeds of collateral to be applied to the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by the Bank against Guarantor under this Guaranty.

      5. Expenses. Guarantor agrees to reimburse the Bank on demand for all the Bank's expenses, damages and losses of any kind or nature, including without limitation costs of collection and actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Bank in attempting to enforce this Guaranty, collect any of the Obligations including any workout or bankruptcy proceedings or other legal proceedings or appeal, realize on any collateral, defense of any action under the prior paragraph or for any other purpose related to the Obligations (collectively, "Expenses"). Expenses will accrue interest at the highest default rate in any instrument evidencing the Obligations until payment is actually received by the Bank. Guarantor shall provide Bank with the same financial statements and other information Borrower is required to provide to Bank under the Loan Agreement between Bank and Borrower dated March 31, 1998, as it may be amended, extended or replaced.

      6. Financial and Other Information. Guarantor represents that its assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Bank in such statements. Guarantor authorizes the Bank from time to time to obtain, verify and review all financial data deemed appropriate by the Bank in connection with this Guaranty and the Obligations, including without limitation credit reports from agencies. Guarantor understands this Guaranty and has satisfied itself as to its meaning and consequences and acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Borrower including the Borrower's financial condition.

      7. Security; Right of Setoff. As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Bank, Guarantor hereby grants to the Bank a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Bank or its affiliates including without limitation all deposits and other accounts owing at any time by the Bank or any of its affiliates in any capacity to Guarantor in any capacity (collectively, "Property"). The Bank shall have the right to set off Guarantor's Property against any of Guarantor's obligations to the Bank. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such affiliate elect to do so. The Bank shall also have all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York as of the date of this Guaranty in addition to those under this Guaranty and other applicable law and agreements.

      8. No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of its assets in a manner or to an extent that would or might impair Guarantor's ability to perform its obligations under this Guaranty.

      9. Nonwaiver by the Bank; Miscellaneous. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and the Bank. This Guaranty may be assigned by the Bank, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Guarantor and his or her legal representative, successors and assigns and any participation may be granted by the Bank herein in connection with the assignment or granting of a participation by the Bank in the Obligations or any part thereof. All rights and remedies of the Bank are cumulative, and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Bank by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Bank of any right or remedy shall preclude exercise by the Bank at any time at its sole option of the same or any other right or remedy of the Bank without notice. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Bank including, without limitation, representations to make loans to Borrower or enter into any other agreement with Borrower or Guarantor. No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank. No waiver or amendment of any right or remedy of the Bank or release by the Bank shall be effective unless made specifically in writing by the Bank. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. Guarantor agrees that in any legal proceeding, a copy of this Guaranty kept in the Bank's course of business may be admitted into evidence as an original. Captions are solely for convenience and not part of the substance of this Guaranty. If this Guaranty is limited pursuant to Paragraph 2 hereof, until the Obligations are indefeasibly paid in full, the Guaranteed Amount shall not be reduced in any manner whatsoever by any amounts which the Bank may realize before or after maturity of the Obligations (by acceleration, demand or otherwise), as a result of payments made by or on behalf of Borrower or by or on behalf of any other person or entity other than Guarantor primarily or secondarily liable for the Obligations or any part thereof, or otherwise credited to Borrower or such person or entity, or as a result of the exercise of the Bank's rights with respect to any collateral for the Obligations or any part thereof. Payments made to the Bank by Guarantor (other than, directly or indirectly, from collateral or other persons or entities liable for any portion of the Obligations) after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

      10. Joint and Several. If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and the term "Guarantor" means each as well as all of them. Guarantor also agrees that the Bank need not seek payment from any source other than the undersigned Guarantor. This Guaranty is a primary obligation. Guarantor's obligations hereunder are separate and independent of Borrower's, and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Borrower or any other party.

      11. Authorization. Guarantor certifies that it is an entity in the form described above duly organized and in good standing under the laws of the State of its organization and duly authorized to do business in each State material to the conduct of its business. Guarantor has determined that the execution of this Guaranty will be in its best interests, to its direct benefit, incidental to its powers, and in furtherance of its duly acknowledged purposes and objectives. Execution of this Guaranty by the persons signing below has been authorized by all necessary corporate action, including directors' and shareholder consent or (as appropriate) is authorized by its partnership agreement or governing instrument. Guarantor's chief executive office is located at the above address.

      12. Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Guarantor (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three
(3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Guarantor and the Bank.

      13. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. Unless provided otherwise under federal law, this Guaranty will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN ANY JUDICIAL DISTRICT OR COUNTY IN THE STATE OF NEW YORK WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT GUARANTOR'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS GUARANTY WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST GUARANTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Guarantor. Guarantor hereby waives (i) any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty;
(ii) any right to assert any counterclaim or setoff or any defense based upon a statute of limitations, a claim of laches or of any other legal theory; and
(iii) its right to attack a final judgment that is obtained as a direct or indirect result of any action hereunder.

      14. Waiver of Jury Trial. GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

                                        GUARANTOR:

DATE 9-22-99                             Commonwealth Scientific Corporation

TIN# 54-080-0695                        By: /s/ Emilio O. DiCataldo
                                            ------------------------------------
                                        Name:

                                        Title: Sr. V.P. and CFO
                                               ---------------------------------

                                 ACKNOWLEDGMENT

STATE OF New York )
                  : SS.
COUNTY OF Monroe  )

On the 22nd day of September in the year 1999/20___, before me personally came Emilio O. DiCataldo

|_| Partnership  to me known and known to me to be a general partner of the partnership described in and which executed the above instrument, and __he duly acknowledged to me that __he executed the above instrument for and on the behalf of said partnership.

|X| Corporation  to me known, who, being by me duly sworn, did depose and say that _he resides in Fairport, New York; that _he is the Senior Vice President of Commonwealth Scientific Corporation, the corporation described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the board of directors of said corporation.

|_| LLC to me known, who, being duly sworn did depose and say that __he resides at _________________________; that __he is the
                 ____________________ of the limited liability company described in and which the above instrument; and that _he said his (her) name thereto by order of the members/managers of said limited liability company.


                                       /s/ Kevin B. Reochia
                                       -----------------------------------------
                                       Notary Public

FOR BANK USE ONLY                                  Kevin B. Reochia
Authorization Confirmed:                   Notary Public, State of New York
                                                   No. 02RE5004858
                                              Qualified in Monroe County
                                           Certicate Filed in Monroe County
                                           Commission Expires Nov. 23, 2000

                       CONSENT OF SHAREHOLDERS TO GUARANTY
                THE OBLIGATIONS OF ANOTHER CORPORATION OR PERSON

The shareholders of ______________________________________________ (the
"Corporation") hereby by unanimous written consent or at a meeting duly called and held on ________________________,19 /20___, adopted the following resolution:

WE HEREBY CONSENT that:

1. The Corporation execute and deliver to Manufacturers and Traders Trust Company (the "Bank") at this time and from time to time guaranty agreements for all of the obligations, liabilities and indebtedness of _______________________________________________ to the Bank, whether such debts, liabilities and obligations be absolute or contingent, secured or unsecured, now existing or hereafter contracted or incurred, and any and all renewals, modifications or extensions of such indebtedness, together with all interest, expenses of collection and attorneys' fees (the "Guaranty");

2. The Corporation shall deliver from time to time to the Bank, as security for the Guaranty, such collateral as may be required by the Bank, including without limitation a mortgage, pledge or assignment of and grant of a security interest in any or all of the real and personal property of the Corporation wherever located;

3. Each Guaranty shall be in such form and shall contain such provisions and terms as shall be agreed upon by the officers of the Corporation and the Bank; and

4. The Board of Directors and the officers of the Corporation hereby are authorized to do all things necessary to effect the purposes of this Consent.

FOR WRITTEN CONSENT: IN WITNESS WHEREOF, each shareholder of the Guarantor Corporation has subscribed this Consent:

                                 Number of
              Name                Shares              Signature           Date

----------------------------  ---------------  ------------------------  -------
----------------------------  ---------------  ------------------------  -------
----------------------------  ---------------  ------------------------  -------
----------------------------  ---------------  ------------------------  -------
----------------------------  ---------------  ------------------------  -------

If consenting stock is held by a corporation:

----------------------------  ---------------  ------------------------  -------
Name of Corporation               Number of      Authorized Signature     Date
                                   Shares              & Title

Total outstanding shares entitled to vote: _______________

                             SECRETARY'S CERTIFICATE

I, ___________________________________ Secretary of the Corporation defined above, do hereby certify that the above Consent of Shareholders is valid and was adopted by at least 2/3 of the shares entitled to vote, at a shareholders' meeting duly called and held on the date stated, or by unanimous written consent of the holders of all the shares entitled to vote.

|_| I further certify that I am sole owner of all the issued and outstanding shares of the Corporation.

IN WITNESS WHEREOF, I have executed this Certificate this _______ day of ______________________, 19___/20___.


                                         ---------------------------------------
                                                       Secretary

           DIRECTORS' RESOLUTION TO AUTHORIZE GUARANTY OF CORPORATION

I, __________________________________________,Secretary of
_________________________________ (the "Corporation"), a corporation duly organized and existing under laws of the State of _____________________________, do hereby certify that the following is a true, accurate and complete copy of certain resolutions duly adopted by the Board of Directors of the Corporation by unanimous consent or at a meeting duly held on the ________ day of _______________________, 19___/20___, and still in full force and effect.

      RESOLVED, that the Corporation make, execute and deliver to Manufacturers and Traders Trust Company (the "Bank"), at this time and from time to time, a guaranty of all obligations, liabilities and indebtedness whatsoever which may be now or hereafter incurred to the Bank by __________________________________________________________________ (the
      "Guaranty"); and be it further

      RESOLVED, that the Corporation is hereby authorized to deliver from time to time to the Bank, as security for the Guaranty, a mortgage, pledge and assignment of and security interest in any or all of the real and personal property of the Corporation, wherever located, as described in security agreements required by the Bank, of even date or heretofore or hereafter; and be it further

      RESOLVED, that the _______________________________________________________
                                   [title(s)]
      of the Corporation hereby is (are) authorized and directed to make, execute and deliver for and on behalf of this Corporation each such Guaranty and such other instruments, documents and papers including without limitation security agreements, mortgages, pledges, assignments and other instruments for the transfer of title, in such forms, and containing such terms, provisions and conditions as may be approved by the officer of the Corporation executing the same, such execution to be conclusive evidence of the officer's approval and the approval of this Board of Directors, and to perform any and all other acts, including without limitation the delivery of collateral, and other papers which may be required to effect the intent of these resolutions; and be it further

      RESOLVED, that any and all acts, instruments and other writings previously performed or executed and delivered by any one or more of the Corporation's officers on behalf of the Corporation, in connection with the transactions guaranteed hereby, are in all respects ratified, affirmed and approved; and be it further

      RESOLVED, that the foregoing resolutions shall remain in full force and effect and may be relied upon by the Bank until a copy of a subsequent resolution revoking or amending them, duly certified by the proper officers of the Corporation, shall be actually received by the account officer of the Bank responsible for the obligations guaranteed by the Guaranty, and the Bank shall have had a reasonable time to act thereon; any action taken by the Bank prior to such actual receipt shall be binding upon the Corporation, irrespective of when such resolution may have been adopted.

                             INCUMBENCY CERTIFICATE

I do further certify that the following are duly elected and acting officers of the Corporation, and their respective signatures are as follows:

           TITLE                      NAME                    SIGNATURE

--------------------------  -------------------------  -------------------------
--------------------------  -------------------------  -------------------------
--------------------------  -------------------------  -------------------------
--------------------------  -------------------------  -------------------------

|_| I further certify that I am sole owner of all the issued and outstanding shares of the Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand this ________ day of _______________________________, 19___/20___.


                                         ---------------------------------------
                                                       Secretary

                                         ---------------------------------------

NOTE: * If the Secretary is authorized to sign the Guaranty by the above resolutions, this certificate should be attested by a second officer or director of the Corporation, unless the Corporation is owned by a sole shareholder and has no other officer or director.